UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2020

Federal Home Loan Bank of Topeka

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 SW Wanamaker Road, Topeka, Kansas		66606

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		785.233.0507

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2020, the Federal Home Loan Bank of Topeka (FHLBank) received non-objection from the Federal Housing Finance Agency regarding amendments to FHLBank’s Benefit Equalization Plan (BEP) and an associated resolution. The amended BEP, and the associated resolution, were approved by FHLBank’s board of directors on October 30, 2020.

The BEP is an unfunded non-qualified retirement plan that is primarily intended to provide the deferral of compensation for a selected group of management, highly compensated employees, an directors (Members). The revisions to the BEP add a Section 4.02(c) to provide that effective January 1, 2020, FHLBank may credit to a Member’s account an employer nonelective thrift benefit contribution. In conjunction with the amendments to the BEP, FHLBank’s board adopted a resolution to provide any member who is an employee of the FHLBank on or after October 30, 2020 a nonelective contribution under Section 4.02(c) in an amount equal to the employer contribution that would be credited under Section 6-2 of FHLBank’s Thrift Plan for the calendar year, determined as if the provisions of the Thrift Plan were administered without regard to Internal Revenue Code limitations, and reduced by the actual employer contributions made to the Member’s account under Section 6-2 of the Thrift Plan. The revisions also clarify the beneficiary designation process and the process to be followed in the event FHLBank is unable to locate a Member to whom a benefit is due.

The foregoing summary of the BEP is qualified in its entirety by reference to the BEP attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Amended and Restated Benefit Equalization Plan, effective October 30, 2020.
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Exhibit Index

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Amended and Restated Benefit Equalization Plan, effective October 30, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 8, 2020	By:	/s/ Matt Koupal

Name: Matt Koupal
Title: FVP, Associate General Counsel, Director of Legal Services and Compliance, Corporate Secretary